CORRESP 1 1234567890 xxxxxxxx CORRESP DOCUMENT ASSEMBLED FOR VALIDATION PURPOSES ONLY ON 99.2 LEK 2003 auditL

GUANGXI ZHENGZE CERTIFIED PUBLIC ACCOUNTANTS

LIUZHOU LIUERKONG MACHINERY COMPANY LIMITED

AUDIT REPORT

GUANG AUDIT (2004) No. 100

REPORT DATE: MARCH 10, 2004

GUANGXI ZHENGE CERTIFIED PUBLIC ACCOUNTANTS

AUDIT REPORT

GUANG AUDIT (2004) No. 100

To: The shareholders of Liuzhou Liuerkong Machinery Company Limited ( LEK)

We have audited the accompanying consolidated balance sheets of Liuzhou Liuerkong Machinery Company Limited (the "Company", "LEK") as of December 31, 2003, and the related statements of consolidated income, consolidated cash flows and consolidated changes in equity for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with PRC Standards on Auditing. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

During the year 2003, the Company paid 2001 and 2002 dividends totaling RMB2,881,880 (or US$ 351,464). In addition, other receivable from County Baby-sit Center amount to RMB2,142,308.22 (or US$261,220) as previous years dividends. The above dividends totaling RMB5,024,188.22 (or US$612,683). The Company paid dividends in the year of loss is not in compliance with the Company Ordinance.

In our opinion, except for mention above paragraph, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2003 and of the results of its operations and its cash flows for the year then ended in accordance with PRC Financial Reporting Standards.

The Company transferred off bonds receivables RMB41,770,000, long term investment RMB25,440,000, fixed assets RMB2,120,000, property under development RMB1,540,000 to Liuzhou No 2 Air Compressor Company Limited, based on the board of directors of LEK by book value.

The Company commenced its consolidated financial statement from 2003, consolidation included its partially owned subsidiary Liuzhou Li Fu Machinery Company Limited and its whole owned subsidiary Liuzhou Li Feng Trading Limited.

Guangxi Zhenge Certified Public Accountants Guangxi, PRC March 10, 2004

BALANCE SHEET, as of 12/31/2003
Item RefOpeningbalanceClosing balanceItem RefOpeningbalanceClosing balance
Cash and bank balance1	43,328,150.1011,767,475.71Shortterm loan51 28,490,000.00-
Short term investment2	-	- Bills Payable 52 -	-
Less: Provision on3short- term- investmentTrade Payable 53 19,808,852.9941,379,868.00
Short term investment,4- net		- Trade deposit received54 18,683,291.8115,640,216.30
Bills Receivable 5	478,000.001,779,039.80Consignmentyables55sales pa-		-
Dividend Receivable6	-	- Salary Payable56 2,857,368.894,250,843.16
Interest Receivable7	-	- Welfare Payable57 606,173.381,264,528.04
Trade Receivable 8	29,388,116.6126,094,834.21Dividends payable58 614,939.87-2,266,940.13
Less: Provision on9bad31,625debts.212,637,133.43Taxpayable 59 15,467,293.8715,133,144.97
Trade Receivables,10net29,356,491.4023,457,700de.78Other trapayable 60 809,232.01604,205.98
Other Receivables11137,680,206.8971,373,300.06Othertradereceivables61 93,528,514.383,823,784.45
Trade Deposit Paid125,244,107.1013,634,822.12Accruedexpenses 62 10,415,334.878,280,113.17
Stock Deposits 13	-	- Other debts 63 -	-
Subsidy Receivable14	-	- Long term debts64- current-portion-
tariff Refund Receivable15	-	- Other current debts65 17,972,057.881,174,012.08
Inventory 1670,583,613.2964,951,976.61Totalcurrenties liabilit66 209,253,059.9589,283,776.02
Among: Raw materials1715,339,713.2219,007,767.43Longoanterm l 67 19,489,371.0019,489,371.00
Finished goods 1834,354,114.30,826,556.60Bondspayable 68 2,361,660.001,407,660.00
Less: Provision on19inventory-3,133,497.83Long term trade payable69 13,563,672.8213,549,077.52
Inventory, net 2070,583,613.2961,818,478.78Othertradele payab70 -			-
Deferred expenses2121,643,522.1666,325.17Longterm debts71 -			-
Other currents assets22	-	- Within: reserve funds72 -	-

Long term investment23 -- current- portionLong term liabilities Total73 35,414,703.8234,446,108
Other current assets24 -	- Deferred tax credit74 -	-
Total Current assets25 308,314,090.94183,897,142.42Totalliabilities75 244,667,763.77123,729,884
Long term investmentg term - lon
portion 26 25,080,376.79500,000.00Minoritiesinterest76 25,019,062.0825,098,978
Within:g termLon stockholder
investment 27 25,080,376.79500,000.00Commonstocks 77 70,000,000.0070,000,000
Long term debt28 investment-- Stated stocks 78 -		-
Less: provision on29 long- term-investmentCorporate stocks79 -		-
30 Including-236,773.59-DifferenceEntities stocks80 49,366,475.0049,366,475
Fixed assets 31 98,462,270.6088,299,314.88Within:dStatedstocks81owne -		-
Less: Accumulated depreciation32 44,016,919.6643,770,041.01Entitiesowned stocks82 49,366,475.0049,366,475
Fixed assets, net33of54,445,350depreciation.9444,529,2737Individual.8 owned83 11,263,400stocks.11,263,400
Less: impairment loss34 - 5,827,454.56Foreignersowned84 stocks9,370,125.009,370,125
Fixed assets, net35of54,445,350impairment.9438,701,819.31Reserveloss 85 56,016,843.5256,686,559
Minor assets 36 224,619.31253,399.50Contributionsurplus86 32,894,882.8232,817,335
Development cost 37 -	- Within: Stated reserved87 17,097,5779	31,457,742.9
Properties under development38 1,637,075.32371,094.00Staffbenefit reserved88 -		1,359,593
Properties underpment develo
impairment loss 39 -	- Capital reserved89 -	-
Fixed assets - total40 56,307,045.5739,326,312*Other.81 investment loss90 -		-
Intangible assets41 -	- Retained earning91 -39,133,812-84,609,303.48
Within: Properties42 right-	- Exchange reserve92 -	-
Deferred assets (long43 -term)	- Total shareholder93 144,796,975equities.9499,993,570
Within: long term44 -	- 94

transfer45 -to fixed- assets		95
Other long term assets46 -	-	96
within: other assets47 -	-	97
Intangible and deferred48 -assets-		98
Deferred tax 49 -	-	99
	Total liabilitiesand shareholders
Total Assets 50 389,464,739.71223,723,455equities.23		100389,464,739.71223,723,455

Note: currency exchangerate US$1=RMB 8.2.

INCOME STATEMENT
DECEMBER31, 2003
Unit - RMB ()
Item RefOpening balanceClosingbalanceItem				Ref Opening balanceClosinglance
1. Operating revenu					e1 79,679,783.02104,148,336.14Less:(1)n-operatingNo payable27
Among: Export sales2 revenue			(“ñ)Other payable	28 5,852,081.348,463,589
Import3sales revenueWithin: Included salaries29 -347,354.38
Less: Discount and allowances4			Add: Last year gain30or loss adjustment
2.Operating revenue,5net79,679,783.02104,148,3365.Profit.14amount				31 2,944,311.81-306,188
Less:(1) Operating costs6	61,957,044.2889,299,277.83Less:Income tax			32 10,673,644-36,678,154.06
Within: Exportation7 salescosts			*Less stockholder gain orloss33 9,837,448.50145,034.
(2) Operating tax and8attachment893,658.58734,077.29*Add:Unrecognizedinvestment34 13,628,247loss .2079,916.
(3) Operating expenses9	9,527,762.5,398,4226..68Profitt ne			35
(4) Others 10			Add: (1) Openingiatebalanceprofit36 -12,792,051inappropr-36,903,106.64
Add:(1) Deferred income11			(2) Reserve subsidy37-26,363,676-38,550,752.23
(2)Purchasing and sells12revenue			(3) Other adjustment38
(3)Others 13			7. Supply appropriatede yea		r39 21,915profit.39-9,155,445in th
3.Operating profi					t 14 7,301,317.778,716,558.34Less: (1) Appropriated retained40 -39,133,812earning-84,609,303.48
Add: Other operating15profit45,314.32441,716.71Within:1.Reserved forcompany41 profit
Less:(1) Operating expenses16			2. Reservedfor obsolet		e42 inventories
(2)General expenses1742,367,285.0236,884,075.82(2)Supplyurrent ccapital43
(3)Financial expenses182,910,813.93912,926.88(3)Reserve				44
(4)Others 19	700,000.00Within:Legal reserve45
4.Operating profi		t 20 -37,931,466-29,338,727.86	.65 Staff welfare reserve46
Add: (1) Investment income21	45,361.00		(4)Dividendables pay	47

(2)Stock income 22	(5) Others	48
(3)Subsidy revenue 23	8. Undistributed profi		t49 -39,133,812-84,609,303.48
Among: Before subsidy24 loss enterprisesubsidy		50
(4)Non-operating revenue25 51,964,746.701,430,350.46		51
(5)Others 26 -844,581.63		52
Note: currency exchange rate US$1=RMB8.2.

CASH FLOW STATEMENT
Dec.31, 2003
Unit- RMB ()
Item	Ref Amount Item	RefAmount Item RefAmount
1.Operating activitie			s1 3. Cash on financing activities23	Property, plant and equipment45 -
Cash receivedy onandprofessionalsales commodit
service	2 70,361,709Cash .78received on investment24incomeFinancial expenses 46 912,926
Tax refund	3 278,755.54Cash received on loanreceivable256,310,000.00Less:Investment loss47 -
Cash received on otherreceivableand other finances
Cash received fromother4 40,164,824receivableactivities.10		26		203.96Less: Deferred profit48 tax -
Total cash income	5 110,805,289.42Total cash income	276,310,203.96LessProvision on obsolete495,631,636
Cash paid on purchase6 and41,237,703professionalCash .60paid serviceon debts payable282,930,975.48Increasein operatingactivities 5062,513,942
	Cash on appropriated	stock,profit or interest return-
Cash paid on staffpayable7 24,212,892payable.37		292,741,264.23Decreasein operating51 53
Tax payable	8 6,375,377.03Other payable andtivitiescashon30finances19,385.23Othersac 5219,589,713
-
Other payable andcash9 on70,495,553operatingCash .48payableactivitiesTotal		315,691,624Net .94cash on operating53 6
Total cash on payable10142,321,526Cash .48on finances activities32618,579net .02 54
Cash on operating	activities,11 -31,516,2374net. Exchangerate.06 to cash	33		Assets transfer from55 debts-
				-31,560,674	.
2. Cash on investment activitie					s12 5. Cash and netcash equivalent34 39Corporate bonds payable - current portion 56 -

Cash received on investment13 return-Supplemental information35				Financing rent property,57 -

Cash received on investment14 income-Transferredto frominvestmentincome36				Others 58 -

Cash on purchase quipment;ofproperty, plant and e		-36,903,106		.
Intangible assets and15other373,031long.69Net termProfit assets 37		413. Cash and cash equivalent		:59
Cash received on otherreceivable and investment		11,598,085.8
activities	16 192,014.75Add: Impairment loss 382Cash balance as of year6011,767,475
Total cash income	17 565,046.44Depreciation expenses 394,501,246.00Less:Beginning cashbalance6143,328,150
Cash ongproperty,buildinplant andquipment;
Intangible assets and18other540,948long.65Intangibleterm assetsassetspayable 40		-Add: Closing cash equivalent62	-

Cash on investment	19 515,680.00Long term deferredortizationexpenses41am-Less: Opening cash equivalent63		-
	21,577,196.9 -31,560,674
Other payable and cash20 on171,434investment.14Less: Deferredactivitiesexpenses 42		9Net cash and cash equivalent64	9
		-2,135,221.7
Total cash paid	21 1,228,062.79Less: Paid in advance 43	0 65
Handingproperty,plant andquipment; Intangible assets
Cash on investmentactivities,22 -663,016andnet.35other long term assets44loss 66
Note: currency exchangerate US$1=RMB 8.2.

LIUZHOU LIUERKONG MACHINERY COMPANY LIMITED (LEK)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2003

Expressed in Renminbi ("RMB") unless otherwise stated

I. ORGANIZATION AND OPERATIONS

Liuzhou Liuerkong Machinery Company Limited (the "Company", "LEK") was incorporated as a limited company in the People's Republic of China (the "PRC") on December 23, 1996. Pursuant to the approval document No. [Corp] 4500001000944 (2-2), the Company's registered capital is RMB 70, 000,000. The Company is principally engaged in the production and sale of air compressors, molding machines, air-filtering machines and after sales services.

II. PRINCIPAL ACCOUNTING POLICIES

The principal accounting policies adopted in preparing the consolidated financial statements of the Company are as follows:

1. General Accounting principal

The accompanying consolidated financial statements of the Company are prepared in accordance with PRC Generally Accepted Accounting Principles (PRC GAAP). As of December 31, 2003, there is no short-term investment, loan and therefore no provision is considered necessary. Adequate provision was made on inventories, trade deposit paid (included trade receivables and trade deposit paid) in according to the stated rules.

2. Calendar Year

The Company used the calendar year as their accounting year, which covered the period from January 1 to December 31.

3. Accounting basis
The Company recorded under an accrual basis.
4. Foreign exchange

Each entity within the Company maintains its books and records in RMB. Exchange differences arising on the settlement of monetary items at rates different from those at which they were initially recorded during the periods are recognized in the statement of income in the period in which they arise.

5. Cash and cash equivalents

(1) Cash equivalents represent short-term, highly liquid investments which are readily convertible into known amounts of cash and which were within three month or less of maturity when acquired and are subject to an insignificant risk of change in value.

(2) No monetary assets in this year

6. Provision on Accounts receivable and other receivables
Provision is made against accounts receivable and other receivables to the extent their collections are considered to be doubtful. Accounts receivable and other receivables in the balance sheet are stated net of such provision. In China, if debtors bankrupted or deceased the remaining assets cannot meet the outstanding liabilities, it debts aged over 3 years can not collected, then the amount is fully written off. For debts aged below 3 years, a provision policy was prepared as follows:
1 to 2 years: 30% reserved as bad debt.
2 to 3 years: 50% reserved as bad debt. (Note: this is generally accepted Chinese accounting practice, which is acceptable in the Chinese business environment).

7. Inventories

Inventories include raw material, work in process, and finished goods. Inventory is valued at actual cost. Low value mass disposable items are treated as expenses. Inventory cost when lowered than the net realizable value, be write down. The difference is reserved as market value decline provision. Net realizable value is determined based on the anticipated sales proceeds less estimated costs of completion and selling expenses.

8. Short term investment

No short term investment occurred during the year.

9. Long term investments

Long term investments included long term long term bonds investment and long term capital investment

(1) Long term bonds investment is recorded based on the actual face value of payment less discounts, service charges, and other interest cost may be incurred. The difference between the face value of the bonds and actual cash paid for the bonds are treated as amortization of investment in bonds, under the straight-line method.

(2) Long term capital investments included the marketable securities and other equity investments. The Company had 2 investments during the year, which were Liuzhou Li Feng Trading Limited ("Trading") and Liuzhou Li Fu Machinery Company Limited ("Li Fu"). The carrying values of the investment are based on actual invested dollars, or market value with independent surveyor valuation. The investment of Li Fu is on equity method, which Trading is recorded under cost method. Both entities are consolidated into the Company financial statements.

(3) Long term investments are recorded at adjusted cost, at the end of the period.

10. Property, plant and equipment and depreciation

Property, plant and equipment are over 1 year life, at least two years, and are over 2,000 RMB value. It includes machinery, transportation equipment, office equipment, building and architectural structures. The value is stated at cost less accumulated depreciation and accumulated impairment loss.

The initial cost of an asset comprises its purchase price and any directly attributable costs of bringing the asset to its working condition and location for its intended use. Expenditure incurred after the property, plant and equipment have been ready for its intended use, such as repairs and maintenance and overhauls costs, are recognized as expense in the period in which they are incurred. In situations where it can be clearly demonstrated that the expenditures have resulted in an increase in the future economic benefits expected to be obtained from the use of the asset beyond its originally assessed standard of performance, the expenditures are capitalized as an additional cost of the asset.

Depreciation is calculated using the straight-line method to write off the cost, after taking into account the estimated residual value (5% of initial cost), of each asset over its expected useful life. The expected useful lives are as follows:

Nature	Depreciation	Salvage
Buildings	25-50 years	5 years
Machinery and equipment	12-25 years	5 years
Office equipment	9-10 years	5 years
Motor vehicles	11-12 years	5 years

The useful life and depreciation method are reviewed periodically to ensure that the method and period of depreciation are consistent with the expected pattern of economic benefits from items of property, plant and equipment.

When assets are sold or retired, their cost and accumulated depreciation and accumulated impairment loss are eliminated from the accounts and any gains or losses resulting from their disposal are included in the consolidated income statement.

11. Property, plant and equipment and depreciation

Construction-in-progress represents plant and properties under construction and has reached usable stage, is stated at cost. This includes cost of construction, plant and equipment and other direct costs plus financing costs which include interest charges and exchange differences arising from foreign currency borrowings used to finance these projects during the construction period, to the extent that they are regarded as adjustment to interest costs. Construction-in-progress is not depreciated until such time as the relevant assets are completed and ready for use.

12. Intangible Assets

Intangible assets are carried at actual cost less accumulated amortization and accumulated impairment loss. Goodwill is amortized on a straight-line basis over the useful life, to reflect its recoverable value. Amortization of intangible assets are included in operating expenses of the period incurred.

13. Long term-deferred assets

Long term deferred assets excluding initial start-up expenses, are organization expenses deferred over one year (excluded less than one year) or other expenses. Deferred expenses are included in the operating expenses of the period incurred.

14. Principle of Capitalization of borrowing cost and treating as expenses

In accordance with the <Borrowing Cost Accounting Standard>, cost of borrowing include interest charges and other costs incurred in connection with the borrowing of funds, must be incurred in order ensure assets to achieve its planned long term purpose then the cost can be capitalized. If a construction of fixed asset is stopped over 3 moths, the capitalization of borrowing cost must also stop. Such cost must be treated as expenses until asset construction re-started again. When the assets reached its planned usable stage, additional borrowing must be treated as expense, instead of being capitalized.

15. Revenue Recognition

A sale/revenue is recognized when, and only when an enterprise has a present the goods/services to the buyer, and the goods/services related risks (legal or constructive) and its control/title over such goods/services has transferred to buyer and the sales receipt has obtained substantial evidence and is supported by its related costs, the revenue can be recognized. Provisions are reviewed at each balance sheet date and adjusted to reflect the current best estimate. Where the effect of the time value of money is material, the amount of a provision is the present value of the expenditures expected to be required to settle the obligation.

16. Income Tax

The income tax charge of Company is based on profit for the year and considers as a tax payable.

III. TAXATION ITEMS

1.	Sales tax- Based on <PRC Temporary Sales Rules>, the 17% rate to be deducted from the actual transaction amount.

2.	Business Tax- applying to rental income based on <PRC Business Temporary Rule>, at 5% rate.

3.	City Maintenance Tax- based on 7% of sales tax amount.

4.	Education Levy- based on 3% of sales tax and Business.

5.	Income Tax- based on 33% of net profit.

IV. ACCOUNTING POLICY, ACCOUNTING ESITMATE CHANGE AND ACCOUNTING

IMPLICATIONS

In the current year, based on the Board of Directors resolutions, the company made a bad debt provision of RMB2,640,000 against A/R and other receivables. A reserve for inventories provision of RMB3,130,000 and a provision for fixed assets RMB5,820,000 were made, thus total accumulated provision of RMB11,590,000 led to a reduction against net profit.

V. CONSOLIDATION

1. The Company

subsidiaries:

Registration	EquitiesInvestmentWhether
Subsidiary capitalCapital Name injectionInvestmentinterestcostmade

B. Guangxi Liuzhou Li
Feng Trading Company
Limited 930,000.00930,000.930,000100%. Jan-96
C. Guangxi Liuzhou Li Fu
Machinery Company
Limited ( inUS$3,750,000USD) US$3,750,000. US$2,700,000.	.0072% Apr-94Consolidated

2. Consolidated

SubsidiaryTotal Name AssetsNetAssetsOperatingProfitNetrevenue

B. Guangxi LiuzhouLi
Feng Trading Company
Limited		4,860,000.00				960,000.004,570,000-540,000.		-540,000	.
C. Guangxi LiuzhouLi Fu
Machinery Company
Limited		91,590,000.00				91,630,000.004,380,000440,000.	.	290,000

Total		96,450,000.00				92,590,000.008,950,000-100,000.		-250,000	.

VI. NOTES		TO THE	FINANCIAL

STATEMENTS
1. Cash andbank balance
Item			12/31	/. 2002	12/31	/		2003

Cash			8,890.22173,967.52

Banks	balance		43,319,259.88		11,593,508

Total			43,328,150.10		11,767,475

2. Trade

		12/31/ 2002		12/31	/

In accounts		29,388,116.61		26,094,834
Less: Provision	on	(31,625bad debts.21)		(2,637,133

Trade receivablenet 29,356,491.40				23,457,700

3. Other trade
receivable
		12/31/ 2002		12/31	/

In accounts		137,680,206.89		71,373,300	.
Less: Provision on		bad debts-		-

Other trade receivable137net,680,206.89				71,373,300	.

4. Trade deposit paid
		12/31/ 2002		12/31	/

In accounts		5,244,107.10		13,634,822	.
Less: Provision on		bad debts-		-

Net trade deposit	paid	5,244,107.10		13,634,822	.

5. Inventory
Item	12/31/ 2002 12/31		/

Raw materials	15,339,713.22	19,007,767	.
Low consumable goods	1,916,168.68
Work in process	18,973,617.13	15,117,652	.
Finished goods

		34,354,114.26 30,826,556	.

Total		70,583,613.29	64,951,976.
Less: Provision on obsolete-		-

		70,583,613.29	61,818,478.

6. Deferred expenses			66,325closing.17 balance

7. Property,nd EquipmentPlant aand accumulated

At cost Openingbalance Closingbalance

Property, plant and
equipment		,462,270.60		98 314.88
Buildings		,666,194.25		45 097.43
General equipment		,329,451.89		48 778.62

Transportation4,466,624equipment.46				,940,438.83

Total		98,462,270.60		88,299,314.88

Accumulated depreciation,016,919.66				44 041.01
Buildings		,022,609.71		22 289.27
General equipment		,668,633.65		20 514.24

Transportation1,325,676equipment.30				,319,237.50

Total		44,016,919.66		43,770,041.01

Property, plant and		equipment54,445,350.94net		44,529,273.87

Less: Property, plantand equipment				impairment5,827,454.56

Property, plant and		equipment54,445,350.94net		38,701,819.31

8. Properties underdevelopment

In accounts	1,637,075.32		371,094
Less: Properties	under development impairment

Properties under	development1,637,075net .32		371,094

9. Intangible assets-a0, closinga0 10. Trade deposit received

Aging		12/31/ 2002		12/ 31/2003

Within 3 years		18,683,291.81		15,640,216.30
3-5 years
Over 5 years
Total		18,683,291.81		15,640,216.30

Trade deposite any entity received did equity of the Company.

11. Tax payable
Item		Opening balanceClosingbalance

Sale tax		10,122,670.78		10,653,639
Corporate tax		153,843.55		101,973.30
City Construction		tax 533,800.07		686,970.75
Other taxes		4,656,979.47		3,690,561.39

Total		15,467,293.87		15,133,144.97

12. Other accounts		3,823,784payable- .45closing	balance
Major breakdown :
	12/31/ 2003

Li Fu company	,916,568.80		28
Staff reserve	,112,046.78		5
Pension reserve	,538.45

13. Share capital
Stockholder	Opening balanceClosing

Entities stocks	58,736,600.00		58,736,600
Individual stocks

		11,263,400.00		11,263,400.00

Total		70,000,000.00		70,000,000.00

VII. CONTINGENT LIABILITIES

The Company has no contingent liabilities regarding law suit and bills being discounted.

VIII. COMMITMENT

As of the report date, there is no commitment made by the Company.

IX.	POST BALANCE SHEET EVENTS

As of the report date, there is no post balance event.

X.	OTHER DISCLOSURE

Based on the board of directors meeting on December 8, 2003 (with Government Authorization on October 23, 2003), the board resolved to transfer receivables RMB41,770,000, long term investment RMB25,440,000, fixed assets RMB2,120,000, properties under construction RMB1,540,000 to the holding company, Liuzhou Number Two Air Compressor Company Limited, based on the face value (Note: This holding company owns 58.83% of equity of the LEK, which was originally owned by the government. As a result on December 8, 2003, the LEK is no longer considered as a SOE; State Owned Enterprise. It has no government-controlled ownership, is being considered as a privatized company).

Validated by

a corporate seal of LiuZhou Liuerkong Machinery Co. Ltd. March 10, 2004